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                                                                    EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

           NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

     In connection with the Annual Report of Friedman Industries, Incorporated (the "Company") on Form 10-K for the fiscal year ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ben Harper, Senior Vice President-Finance and Secretary/Treasurer for the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                          By:        /s/ BEN HARPER
                                            ------------------------------------
                                              Senior Vice President -- Finance
                                                  and Secretary/Treasurer

Dated: June 28, 2004